SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   May 1, 1995


                               W. R. GRACE & CO.
                (Exact name of registrant as specified in charter)



                                    NEW YORK
                           (State or other jurisdiction
                                of incorporation)


               1-3720                                  13-3461988
          (Commission File No.)                       (IRS employer
                                                   identification no.)

              One Town Center Road, Boca Raton, Florida  33486-1010
         (Address of principal executive offices)      (Zip Code)



               Registrant's telephone number, including area code:
                                  (407) 362-2000









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         Item 5.   Other Events.

                   On May 1, 1995, the Board of Directors of W. R. Grace & Co. ("Company") elected Mr. Albert J. Costello as the President and Chief Executive Officer of the Company effective immediately, and entered into a letter agreement ("Letter Agreement") with respect to the terms of such election. The Letter Agreement provides that Mr. Costello will be elected by the Board as a director and Chairman of the Board promptly after the Company's May 10, 1995 Annual Meeting. In connection therewith, the Company issued a press release ("Press Release"), dated May 1, 1995.

                   The foregoing is qualified in its entirety by reference to the Letter Agreement and the Press Release filed as exhibits hereto, which are incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               10.1. Letter Agreement, dated May 1, 1995, by and between W. R. Grace & Co. and Mr. Albert J. Costello.

               99.1.    Press Release, dated May 1, 1995.

























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               Pursuant to the requirements of the Securities Exchange
         Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       W. R. GRACE & CO.



                                       By:   /s/ Robert B. Lamm
                                          Name:  Robert B. Lamm
                                          Title: Vice President and
                                                 Secretary





         Date:  May 1, 1995






























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                                  EXHIBIT INDEX



         Exhibit
           No.              Description

         10.1     Letter Agreement, dated May 1, 1995, by
                  and between W. R. Grace & Co. and Mr.
                  Albert J. Costello.

         99.1.    Press Release, dated May 1, 1995.






































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